AMERICAN CAMPUS COMMUNITIES REITWeek 2012 Investor Presentation June 2012 Exhibit 99.1

AMERICAN CAMPUS COMMUNITIES :: 1 Investment Rationale :: Barrett Honors College | Tempe, AZ Vista del Campo | Irvine, CA Vista del Sol | Tempe, AZ Strong Industry Fundamentals with Recession Resiliency “Best in Class” Company Disciplined and Diversified Investment Strategy in a Highly Fragmented Growth Sector Premier Proprietary Operating Platform Consistent Financial Performance Supported by a Conservative Balance Sheet

AMERICAN CAMPUS COMMUNITIES :: 2 Strong Industry Fundamentals :: Between 2009 – 2020, college enrollment is projected to increase by 13% to approximately 23 million students Increasing percentage of high school students are attending college Students are taking longer than 4 years to complete their degree with only 29% graduating from public university within 4 years Universities served by ACC only provide housing for 23% of total enrollment on average 1950’s – 1960’s on-campus residence halls need to be replaced due to obsolescence Budgetary constraints in many states create private sector investment opportunities for both on and off-campus housing Highly fragmented ownership of student housing with few well-capitalized companies and / or proficient, specialized operators Strong industry demographics drive resilient operating results and opportunities for growth Strong Demand Limited Supply Growth Opportunities

AMERICAN CAMPUS COMMUNITIES :: 3 Strong Industry Fundamentals :: Recession Resiliency College Enrollment and Employment Trends (1970-2011) Source: Department of Education, National Center of Educational Statistics, Bureau of Labor Statistics College enrollment continues to grow during recessions Demand for student housing tends to be less impacted by broader macro-economic conditions

AMERICAN CAMPUS COMMUNITIES :: 4 “Best in Class” Company :: ACC is the “Best in Class” company in the student housing industry –Industry leading operational and financial results –Proven track record of successfully integrating acquisitions and developments –Successfully increased the size of the portfolio from 16 to 123 properties while generating average annual same store NOI growth of 5.3% during the 7 years since the IPO –Achieved same store occupancy growth, rental rate increases and NOI growth in each year since the IPO –Same store portfolio occupancy achieved each fall since IPO has averaged 97.9% –Franchise name in sector and University partner of choice –Best positioned balance sheet –Consistently maintained low leverage and minimal balances on credit facility while growing portfolio –Stock performance since IPO –Outperformed Morgan Stanley REIT Index, Multi-Family Composite(1), student housing peers, NASDAQ, Dow Jones, and S&P 500 Barrett Honors College | Tempe, AZ Callaway Villas | College Station, TX University Centre | Newark, NJ (1) Multifamily Apartment Composite includes AEC, AIV, AVB, BRE, CLP, CPT, EQR, ESS, HME, MAA, PPS, UDR.

AMERICAN CAMPUS COMMUNITIES :: 5 Disciplined and Diversified Investment Strategy :: Disciplined Investment Criteria Close proximity to campus Product differentiation and strategic positioning Student housing submarkets with barriers to entry Undermanaged / underperforming assets offering NOI upside Diversified Investment Strategy Acquisitions Off-Campus Development On-Campus Development - American Campus Equity (ACE®) Callaway Villas | College Station, TX Vista del Campo Norte | Irvine, CA Vista del Sol | Tempe, AZ

AMERICAN CAMPUS COMMUNITIES :: 6 Disciplined and Diversified Investment Strategy :: New Store Growth Acquisitions(1) 5 Core properties with an average distance to campus of 0.2 miles 2 Undermanaged / Repositioned properties Fall 2011 - Fall 2013 28 assets | $1.1 billion Developments Class A in A+ location with distance to campus of less than 0.1 miles Differentiated products Meaningful Quality Growth Consistent with Investment Criteria 7 21 (1) Reflects Acquisitions as of June 11, 2012

AMERICAN CAMPUS COMMUNITIES :: 7 Source: Google Earth Disciplined and Diversified Investment Strategy :: Proximity to Campus ACC focuses on quality growth University 54 / 57% Prior to Fall 2011 Fall 2011 -2013 Total .5 miles 1 mile 20 / 21% 21 / 22% 26 / 93% 0 / 0% 2 / 7% 80 / 65% 20 / 16% 23 / 19%

AMERICAN CAMPUS COMMUNITIES :: 8 Premier Operating Platform :: Creating Value During Integration Same Store Occupancy Trend(1,2) :: Year-over-Year Comparison (1)Same Store grouping changes each year to reflect growth properties that have been fully integrated. (2)Occupancy as of September 30th in each respective year as filed in the Company’s quarterly supplemental analyst package. Annual average increase in same store occupancy of 144 basis points 97.4% 98.8% 97.4% 95.5% 92.0% 95.9% 98.3% 98.8% 99.0% 98.5% 96.3% 95.9% 98.4% 98.5% 85.0% 90.0% 95.0% 100.0% 105.0% 2005 2006 2007 2008 2009 2010 2011 Prior Academic YearCurrent Academic Year^20 bps^110 bps^80 bps^390 bps^250 bps^140 bps^20 bps

AMERICAN CAMPUS COMMUNITIES :: 9 Premier Operating Platform :: Recession Resilient Annual Average Rental Rate Growth Per Year :: Resilient rental rate growth in a down economy 1.8% 2.7%4.0%3.4%1.0%1.9%3.0%0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 2005200620072008200920102011Average: 2.5%

2012 - 2013 Leasing Status ::

AMERICAN CAMPUS COMMUNITIES

Applications + Leases	Current Year: Applications + Leases[1]	Current Year: % of Rentable Beds	Prior Year: Applications + Leases[1]	Prior Year: % of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2011 Occupancy[3]
Same Store Wholly-owned Properties	51,769	91.8%	52,869	95.1% [4]	56,410	56,912	98.2%
New Wholly-owned Properties[5]	8,868	89.6%	474	75.5% [6]	9,896	10,020	90.4% [6]
Wholly-owned Properties-Total	**60,637**	**91.5%**	**53,343**	**94.8%** [6]	**66,306**	**66,932**	**98.1%** [6]

Leases	Current Year: Leases[1]	Current Year: % of Rentable Beds	Prior Year: Leases[1]	Prior Year: % of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2011 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[7]
Same Store Wholly-owned Properties	48,290	85.6%	49,083	88.2% [4]	56,410	56,912	98.2% [4]	3.5%	3.5%
New Wholly-owned Properties[5]	8,254	83.4%	442	70.4% [6]	9,896	10,020	90.4% [6]	n/a	n/a
Wholly-owned Properties-Total	**56,544**	**85.3%**	**49,525**	**88.0%** [6]	**66,306**	**66,932**	**98.1%** [6]	**3.5%**	**3.5%**

1. As of June 8, 2012 for the current year and June 8, 2011 for the prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2011.
4. Excludes Eagles Trail, a 792-bed property purchased in September 2011, as no prior year leasing data is available for this property.
5. Includes 11 properties currently under construction that are anticipated to open for occupancy in August 2012. Also includes The Varsity and 26 West, purchased in December 2011, University Heights, purchased from one of the Fidelity joint ventures in January 2012, and Avalon Heights, purchased in March 2012. Excludes Studio Green, a 484-bed property purchased in November 2011 that is currently being redeveloped.
6. Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year percentage of rentable beds and final Fall 2011 occupancy.
7. Projected rate increase is based on current executed leases and assumes all future leases will be executed at currently marketed rates up to targeted occupancy.

AMERICAN CAMPUS COMMUNITIES :: 10

2012 - 2013 Leasing Status ::
Same store wholly-owned properties with projected rental rate growth above 3%

AMERICAN CAMPUS COMMUNITIES

		Current Year		Prior Year						
		Leases[1]	% of Rentable Beds	Leases[1]	% of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2011 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[4]
1.	Royal Lexington-Lexington, KY	339	93.1%	353	97.0%	364	364	98.4%	15.1%	15.5%
2.	2nd Avenue Centre-Gainesville, FL	861	99.4%	825	95.3%	866	868	99.4%	9.9%	9.8%
3.	Aztec Corner-San Diego, CA	585	98.7%	580	97.8%	593	606	98.5%	5.9%	6.7%
4.	University Crossings-Philadelphia, PA	995	99.2%	1,012	100.9%	1,003	1,016	99.4%	5.1%	6.3%
5.	Campus Corner-Bloomington, IN	771	98.1%	772	98.2%	786	796	99.1%	5.3%	6.0%
6.	Nittany Crossing-State College, PA	672	99.7%	678	100.6%	674	684	99.4%	5.3%	5.9%
7.	University Greens-Norman, OK	509	98.6%	471	91.3%	516	516	98.8%	4.0%	5.8%
8.	Brookstone Village-Wilmington, NC	233	98.3%	217	91.6%	237	238	102.5%	4.7%	5.4%
9.	State College Park-State College, PA	744	100.1%	742	99.9%	743	752	99.5%	4.6%	5.2%
10.	Campus Trails-Starkville, MS	470	99.2%	469	98.9%	474	480	99.0%	4.4%	5.1%
11-12.	Willowtree Apartments and Towers-Ann Arbor, MI	841	99.8%	837	99.3%	843	851	96.9%	3.7%	5.0%
13.	Hawks Landing-Oxford, OH	476	99.2%	476	99.2%	480	484	99.0%	5.2%	4.9%
14.	University Mills-Cedar Falls, IA	421	87.5%	477	99.2%	481	481	99.0%	4.0%	4.8%
15.	University Meadows-Mt. Pleasant, MI	609	98.9%	610	99.0%	616	616	98.5%	4.2%	4.8%
16.	The View-Lincoln, NE	587	99.8%	546	92.9%	588	590	100.0%	4.0%	4.7%
17.	Lions Crossing-State College, PA	680	98.8%	687	99.9%	688	696	99.4%	4.0%	4.5%
18.	The Edge-Orlando, FL	900	98.0%	902	98.3%	918	930	99.6%	4.5%	4.5%
19.	The Edge-Charlotte, NC	706	98.1%	633	87.9%	720	720	98.8%	3.9%	4.5%
20.	Abbott Place-East Lansing, MI	591	91.5%	640	99.1%	646	654	99.4%	4.2%	4.5%
21.	The Village at Blacksburg-Blacksburg, VA	972	92.0%	1,053	99.7%	1,056	1,056	99.6%	4.3%	4.5%
22.	University Village at Boulder Creek-Boulder, CO	295	98.7%	295	98.7%	299	309	98.7%	4.2%	4.4%
23.	The Club-Athens, GA	471	98.3%	459	95.8%	479	480	97.9%	4.0%	4.4%
24.	The Highlands-Reno, NV	611	84.9%	522	72.5%	720	732	99.2%	3.6%	4.4%
25.	University Walk-Charlotte, NC	377	78.5%	307	64.0%	480	480	99.2%	4.0%	4.4%
26.	University Heights-Birmingham, AL	388	75.6%	356	69.4%	513	528	99.4%	3.8%	4.3%
27.	Sunnyside Commons-Morgantown, WV	162	100.6%	162	100.6%	161	161	100.6%	3.9%	4.2%
28.	The Enclave-Bowling Green, OH	343	71.5%	420	87.5%	480	480	98.5%	4.1%	4.2%
29.	University Village-Fresno, CA	254	63.8%	297	74.6%	398	406	98.0%	3.4%	4.2%
30.	The Centre-Kalamazoo, MI	601	86.1%	694	99.4%	698	700	99.4%	4.1%	4.2%
31.	Sanctuary Lofts-San Marcos, TX	458	94.8%	469	97.1%	483	487	98.2%	3.9%	4.1%
32-34.	University Village-Tallahassee, FL	712	99.4%	710	99.2%	716	716	99.2%	3.6%	4.0%
35.	Barrett Honors College (ACE)-Tempe, AZ	1,612	94.0%	1,536	89.6%	1,715	1,721	97.4%	4.0%	4.0%
36.	University Crescent-Baton Rouge, LA	540	88.2%	604	98.7%	612	612	98.4%	3.8%	4.0%
37.	University Club Apartments-Gainesville, FL	365	97.1%	316	84.0%	376	376	98.7%	3.3%	4.0%
38.	Lobo Village (ACE)-Albuquerque, NM	780	91.1%	847	98.9%	856	864	99.5%	4.0%	4.0%
39.	Newtown Crossing-Lexington, KY	922	98.0%	918	97.6%	941	942	99.2%	3.6%	4.0%
40.	Campus Way-Tuscalossa, AL	614	91.8%	426	63.7%	669	680	98.1%	3.1%	4.0%

1. As of June 8, 2012 for the current year and June 8, 2011 for the prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2011.
4. Projected rate increase is based on current executed leases and assumes all future leases will be executed at currently marketed rates up to targeted occupancy.

AMERICAN CAMPUS COMMUNITIES :: 11

2012 - 2013 Leasing Status ::

Same store wholly-owned properties with projected rental rate growth above 3% continued

		Current Year		Prior Year						
		Leases[1]	% of Rentable Beds	Leases[1]	% of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2011 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[4]
41-43.	The Summit & Jacob Heights-Mankato, MN	843	91.1%	704	76.1%	925	930	97.8%	3.2%	4.0%
44-45.	College Club Townhomes-Tallahassee, FL	490	90.7%	535	99.1%	540	544	96.1%	4.1%	3.9%
46.	University Oaks-Columbia, SC	649	99.4%	647	99.1%	653	662	99.1%	3.4%	3.9%
47.	The Village on Sixth Avenue-Huntington, WV	521	69.6%	586	78.2%	749	752	97.3%	3.6%	3.9%
48.	Eagles Trail-Hattiesburg, MS	726	92.1%	n/a	n/a	788	792	80.1%	2.1%	3.8%
49.	The Callaway House-College Station, TX	549	104.2%	544	103.2%	527	538	103.7%	4.2%	3.8%
50.	The Outpost-San Marcos, TX	476	99.2%	484	100.8%	480	486	99.6%	3.6%	3.8%
51.	University Trails-Lubbock, TX	597	88.6%	618	91.7%	674	684	98.2%	3.7%	3.8%
52.	University Gables-Murfreesboro, TN	381	59.4%	365	56.9%	641	648	98.9%	3.7%	3.8%
53.	Lakeside Apartments-Athens, GA	616	79.4%	670	86.3%	776	776	98.2%	3.5%	3.7%
54.	Campus Walk Wilmington-Wilmington, NC	240	84.2%	199	69.8%	285	290	105.5%	3.5%	3.7%
55.	Vista del Sol (ACE)-Tempe, AZ	1,639	89.5%	1,821	99.4%	1,832	1,866	98.8%	3.7%	3.6%
56.	Villas on Sycamore-Huntsville, TX	488	71.8%	673	99.0%	680	680	96.5%	4.6%	3.6%
57.	University Place-Charlottesville, VA	240	45.8%	248	47.3%	524	528	80.7%	3.5%	3.5%
58.	Campus Ridge-Johnson City, TN	332	63.6%	373	71.5%	522	528	95.5%	3.1%	3.5%
59.	Blanton Common-Valdosta, GA	435	50.7%	477	55.6%	858	860	99.0%	3.5%	3.4%
60.	The Tower at 3rd-Champaign, IL	358	96.0%	369	98.9%	373	375	98.9%	3.2%	3.4%
61.	The Village at Science Drive-Orlando, FL	535	74.1%	654	90.6%	722	732	99.3%	3.4%	3.4%
62.	The Estates-Gainesville, FL	893	86.1%	864	83.3%	1,037	1,044	99.3%	3.1%	3.3%
63.	Uptown Apartments-Denton, TX	478	91.2%	403	76.9%	524	528	97.0%	3.1%	3.3%
64.	Peninsular Place-Ypsilanti, MI	327	69.4%	303	64.3%	471	478	99.2%	3.0%	3.3%
65.	University Village-Sacramento, CA	300	77.9%	331	86.0%	385	394	104.1%	3.1%	3.3%
66.	Olde Towne University Square-Toledo, OH	540	98.5%	544	99.3%	548	550	100.2%	3.2%	3.2%
67.	University Pines-Statesboro, GA	513	93.4%	404	73.6%	549	552	99.5%	2.8%	3.1%
68.	University Village Northwest-Prairie View, TX	137	96.5%	109	76.8%	142	144	100.0%	3.9%	3.1%
69-70.	University Club Townhomes-Tallahassee, FL	600	82.4%	724	99.5%	728	736	99.5%	3.2%	3.0%
71.	Aggie Station-Bryan, TX	442	100.0%	442	100.0%	442	450	99.3%	2.9%	3.0%
72.	Chapel View-Chapel Hill, NC	290	83.1%	345	98.9%	349	358	97.8%	3.0%	3.0%
73.	Callaway Villas-College Station, TX	687	99.4%	684	99.0%	691	704	99.9%	3.1%	3.0%
	Subtotal-Projected Rental Rate Growth Above 3%	**37,789**	**89.3%**	**37,438**	**90.2%** [5]	**42,303**	**42,681**	**98.4%**	**4.0%**	**4.3%**

1. As of June 8, 2012 for the current year and June 8, 2011 for the prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2011.
4. Projected rate increase is based on current executed leases and assumes all future leases will be executed at currently marketed rates up to targeted occupancy.
5. Excludes Eagles Trail, a 792-bed property purchased in September 2011, as no prior year leasing data is available for this property.

AMERICAN CAMPUS COMMUNITIES :: 12

2012 - 2013 Leasing Status ::

Same store wholly-owned properties with projected rental rate growth between 0% and 2.99% and properties reducing rental rates

AMERICAN CAMPUS COMMUNITIES

		Current Year		Prior Year						
		Leases[1]	% of Rentable Beds	Leases[1]	% of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2011 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[4]
1.	Villas at Babcock-San Antonio, TX	599	75.6%	788	99.5%	792	792	99.5%	4.1%	2.9%
2.	Northgate Lakes-Orlando, FL	479	67.6%	706	99.6%	709	710	99.4%	3.8%	2.9%
3.	Burbank Commons-Baton Rouge, LA	313	59.1%	333	62.8%	530	532	95.7%	2.9%	2.8%
4.	Raiders Crossing-Murfreesboro, TN	138	50.2%	190	69.1%	275	276	99.6%	2.2%	2.7%
5.	The Village at Alafaya Club-Orlando, FL	527	63.6%	628	75.8%	829	839	99.3%	2.5%	2.6%
6.	Royal Village-Gainesville, FL	440	98.2%	365	81.5%	448	448	97.1%	2.1%	2.6%
7.	City Parc at Fry Street-Denton, TX	309	75.4%	398	97.1%	410	418	98.3%	2.9%	2.4%
8.	The Woods at Greenland-Murfreesboro, TN	172	63.2%	185	68.0%	272	276	97.5%	2.4%	2.3%
9.	University Pointe-Lubbock, TX	597	88.6%	594	88.1%	674	682	95.0%	2.2%	2.3%
10.	Chapel Ridge-Chapel Hill, NC	532	99.6%	438	82.0%	534	544	93.6%	2.1%	2.3%
11.	The Outpost-San Antonio, TX	476	57.5%	590	71.3%	828	828	100.0%	2.6%	2.2%
12.	GrandMarc-Seven Corners-Minneapolis, MN	433	99.8%	438	100.9%	434	440	125.7%	2.2%	2.2%
13.	University Centre-Newark, NJ	696	84.3%	667	80.8%	826	838	98.6%	2.0%	2.0%
14.	Entrada Real-Tucson, AZ	250	68.9%	355	97.8%	363	363	99.4%	2.5%	2.0%
15.	University Village (Temple)-Philadelphia, PA	429	58.5%	465	63.4%	733	749	98.9%	1.9%	1.9%
16.	University Manor-Greenville, NC	467	78.6%	517	87.0%	594	600	93.5%	2.7%	1.9%
17.	Raiders Pass-Lubbock, TX	509	62.3%	610	74.7%	817	828	97.5%	3.2%	1.2%
18.	Villas at Chestnut Ridge-Amherst, NY	325	59.7%	504	92.6%	544	552	99.3%	1.9%	0.7%
19.	Pirates Place Townhomes-Greenville, NC	411	77.8%	426	80.7%	528	528	93.2%	1.3%	0.4%
	Subtotal-Projected Rental Rate Growth between 0% and 2.99%	**8,102**	**72.7%**	**9,197**	**82.6%**	**11,140**	**11,243**	**98.7%**	**2.5%**	**2.1%**
	Subtotal-Properties Increasing Rental Rates	**45,891**	**85.9%**	**46,635**	**88.6%** [5]	**53,443**	**53,924**	**98.4%**	**3.7%**	**3.6%**
1.	South View Apartments-Harrisonburg, VA	877	91.8%	936	98.0%	955	960	98.4%	1.8%	-0.4%
2.	University Village at Sweethome-Amherst, NY	521	63.8%	452	55.4%	816	828	90.3%	0.3%	-3.5%
3.	Stone Gate-Harrisonburg, VA	569	84.7%	599	89.1%	672	672	93.5%	-1.4%	-3.6%
4.	The Commons-Harrisonburg, VA	432	82.4%	461	88.0%	524	528	94.9%	0.5%	-4.7%
	Subtotal-Properties Reducing Rental Rates	**2,399**	**80.9%**	**2,448**	**82.5%**	**2,967**	**2,988**	**94.4%**	**0.4%**	**-2.7%**
	Total-Same Store Wholly-owned Properties	**48,290**	**85.6%**	**49,083**	**88.2%** [5]	**56,410**	**56,912**	**98.2%**	**3.5%**	**3.5%**

1. As of June 8, 2012 for the current year and June 8, 2011 for the prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2011.
4. Projected rate increase is based on current executed leases and assumes all future leases will be executed at currently marketed rates up to targeted occupancy.
5. Excludes Eagles Trail, a 792-bed property purchased in September 2011, as no prior year leasing data is available for this property.

AMERICAN CAMPUS COMMUNITIES :: 13

2012 - 2013 Leasing Status ::
New wholly-owned properties

AMERICAN CAMPUS COMMUNITIES

	Current Year Leases[1]	Current Year % of Rentable Beds	Prior Year Leases[1]	Prior Year % of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2011 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[4]
1. 26 West-Austin, TX	1,009	99.6%	n/a	n/a	1,013	1,026	n/a	n/a	n/a
2. Avalon Heights-Tampa Bay, FL	586	77.7%	n/a	n/a	754	754	n/a	n/a	n/a
3. University Heights-Knoxville, TN	441	70.2%	442	70.4%	628	636	90.4%	n/a	n/a
4. The Varsity-College Park, MD[5]	597	67.1%	n/a	n/a	890	901	n/a	n/a	n/a
Subtotal-Newly Acquired Properties	**2,633**	**80.2%**	**442**	**70.4%** [6]	**3,285**	**3,317**	**90.4%** [6]	**n/a**	**n/a**
1. Campus Edge on UTA Boulevard-Arlington, TX	483	100.0%	n/a	n/a	483	488	n/a	n/a	n/a
2. Hilltop Townhomes (ACE)-Flagstaff, AZ	568	99.8%	n/a	n/a	569	576	n/a	n/a	n/a
3. The Villas at Vista del Sol (ACE)-Tempe, AZ	393	99.7%	n/a	n/a	394	400	n/a	n/a	n/a
4. The Suites (ACE)-Flagstaff, AZ	535	99.6%	n/a	n/a	537	550	n/a	n/a	n/a
5. U Club Townhomes on Marion Pugh-College Station, TX	629	99.4%	n/a	n/a	633	640	n/a	n/a	n/a
6. U Club on Frey-Kennesaw, GA	452	99.1%	n/a	n/a	456	456	n/a	n/a	n/a
7. Villas on Rensch-Amherst, NY	595	98.8%	n/a	n/a	602	610	n/a	n/a	n/a
8. The Village at Overton Park-Lubbock, TX	592	98.8%	n/a	n/a	599	612	n/a	n/a	n/a
9. Casas del Rio (ACE)-Albuquerque, NM	844	82.1%	n/a	n/a	1,028	1,028	n/a	n/a	n/a
10. Casa de Oro (ACE)-Glendale, AZ	252	72.4%	n/a	n/a	348	365	n/a	n/a	n/a
11. University Pointe at College Station(ACE)-Portland, OR	278	28.9%	n/a	n/a	962	978	n/a	n/a	n/a
Subtotal-New Development Properties	**5,621**	**85.0%**	**n/a**	**n/a**	**6,611**	**6,703**	**n/a**	**n/a**	**n/a**
Total-New Wholly-owned Properties	**8,254**	**83.4%**	**442**	**70.4%** [6]	**9,896**	**10,020**	**90.4%** [6]	**n/a**	**n/a**
Total-All Wholly-owned Properties	**56,544**	**85.3%**	**49,525**	**88.0%** [6]	**66,306**	**66,932**	**98.1%** [6]	**3.5%**	**3.5%**

1. As of June 8, 2012 for the current year and June 8, 2011 for the prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2011.
4. Projected rate increase is based on current executed leases and assumes all future leases will be executed at currently marketed rates up to targeted occupancy.
5. The company owns a 79.5% interest in this property.
6. Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year percentage of rentable beds and final Fall 2011 occupancy.

AMERICAN CAMPUS COMMUNITIES :: 14

AMERICAN CAMPUS COMMUNITIES :: 15 Financial Review :: Current Capital Structure Capital Structure as of March 31, 2012:: $ in thousands 6.99% 5.99% 5.55% 5.19% 5.20% 5.81% 5.78% 6.43% Gross asset value is the book value of the company’s total assets calculated in accordance with generally accepted accounting principles, excluding accumulated depreciation and our on-campus participating properties. Excludes debt related to our on-campus participating properties totaling $79.2 million with a weighted average interest rate of 7.2% and average term maturity of 8.2 years. Also excludes net unamortized debt premiums of $4.8 million. Based on share price of $44.72 and fully diluted share count of 76,278,758 as of March 31, 2012. Assumes conversion of 1,013,563 common and preferred Operating Partnership units and 589,998 unvested restricted stock awards. Based on earnings before interest, taxes, depreciation, and amortization (“EBITDA”), as defined in the company’s Credit Facility Agreement, and cash interest expense of $189.3 million and $57.6 million, respectively, for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties and Hampton Roads unconsolidated joint venture. Includes our share of interest expense related to debt from a joint venture in which we held a 10% interest through January 2012. Net debt is calculated as total debt less cash on hand as of March 31, 2012.  Market Capitalization Fixed Rate Mortgage Loans Maturity Schedule Gross Asset Value 1 Total Debt 2 Total Equity Market Value 3 Total market Capitalization Debt to Gross Asset Value Debt to Total Market Capitalization Interest Coverage 4 Net Debt to EBITDA 5 $3,379,251 1,403,134 3,411,186 4,814,320 41.5% 29.1% 3.28 7.24 Principal Outstanding 2 Weighted Average Interest Rate Average Term to Maturity Fixed Rate Mortgage Loans Variable Rate Construction Loans Unsecured Revolving Credit Facility Unsecured Term Loan Secured Agency Facility Total/Weighted Average $726,540 5.6% 3.4 Yrs 60,593 150,000 350,000 116,000 1,403,133 2.8% 2.0% 2.5% 2.4% 4.1% 108 308 408 204 3.6 $300,000 250,000 500,000 150,000 100,000 50,000 0 2012 2013 2014 2015 2016 2017 2018+ 62,928 79,928 95,940 194,940 162,991 119,000 10,813 5.82% 5.99% 5.19% 5.20% 5.81% 5.78% 6.43%

AMERICAN CAMPUS COMMUNITIES :: 16 Forward-Looking Statement :: 6.99% 5.99% 5.55% 5.19% 5.20% 5.81% 5.78% 6.43% In addition to historical information, this presentation may contain forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which American Campus operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict.